Scope of consolidation	12 Months Ended
Dec. 31, 2022
Scope Of Consolidation [Abstract]
Scope of consolidation

3.	Scope of consolidation
The following table sets forth a list of the principal subsidiaries of the Company, which are grouped by reportable segments, as well as listing of companies within Other activities.

Name	Country	Percentage Interest Held
North America
FCA US LLC	USA	100.00
FCA Canada Inc.	Canada	100.00
Stellantis Mexico, S.A. de C.V.	Mexico	100.00
South America
FCA Fiat Chrysler Automoveis Brasil LTDA.	Brazil	100.00
FCA Automobiles Argentina S.A.	Argentina	100.00
Enlarged Europe
FCA Italy S.p.A.	Italy	100.00
Automobiles Peugeot	France	100.00
Automobiles Citroën	France	100.00
Opel Automobile GmbH	Germany	100.00
Groupe PSA Italia S.p.A.	Italy	100.00
PSA Retail France SAS	France	100.00
PSA Automobiles S.A.	France	100.00
FCA Germany GmbH	Germany	100.00
Stellantis España, S.L.	Spain	99.99
Vauxhall Motors Limited	United Kingdom	100.00
FCA France S.A.S.	France	100.00
Peugeot Motor Company PLC	United Kingdom	100.00
PSA Retail UK Limited	United Kingdom	100.00
Peugeot Deutschland GmbH	Germany	100.00
Fiat Chrysler Automobiles Spain S.A.	Spain	100.00
Middle East & Africa
Stellantis Automotiv Pazarlama Anonim Sirketi	Turkey	100.00
Stellantis Middle East FZE	United Arab Emirates	100.00
Peugeot Citroën Automobiles Maroc	Morocco	94.93
China and India & Asia Pacific
Stellantis Japan Ltd.	Japan	100.00
Chrysler Group (China) Sales Ltd.	People's Rep.of China	100.00
Fiat India Automobiles Private Limited	India	50.00
Maserati
Maserati S.p.A.	Italy	100.00
Maserati (China) Cars Trading Co., Ltd.	People's Rep.of China	100.00
Maserati North America Inc.	USA	100.00
Financial Services
Banque PSA Finance	France	100.00
FCA Automotive Finance Co. Ltd.	People's Rep.of China	100.00
Stellantis Financial Services US Corp.	USA	100.00
Banco Fidis S.A.	Brazil	100.00
Fidis S.p.A.	Italy	100.00
Holdings & Other Companies

FCA North America Holdings LLC	USA	100.00
GIE PSA Trésorerie	France	100.00
Fiat Chrysler Finance North America, Inc.	USA	100.00
Fiat Chrysler Finance Europe Société en nom collectif	Luxembourg	100.00
Fiat Chrysler Finance S.p.A.	Italy	100.00
Stellantis International S.A.	Switzerland	100.00
Local regulation allows for exemption from local statutory requirements according to sec. 264 of the German Commercial Code and the company has applied such exemption for the following legal entities: Citroën Deutschland GmbH, Stellantis Germany GmbH, PSA Retail GmbH, Peugeot Deutschland GmbH, Opel Group Warehousing GmbH, FCA Germany GmbH, FCA Motor Village Germany GmbH, Car2go GmbH and Share Now GmbH.
Russia & Ukraine War
In response to the on-going Russia-Ukraine war, various governments around the world have applied economic, trade and financial sanctions against Russia.
In Russia, we have a joint venture assembly plant, accounted for as a joint operation, as well as national sales companies. In March 2022, the import and export of vehicles to and from Russia were suspended by Stellantis. In April 2022, operations at the joint venture assembly plant were suspended. In Ukraine, we have a national sales company.
Due to the sustained Russia-Ukraine conflict, the continued economic, trade and financial sanctions imposed by various governments around the world and continued uncertainty related to the future of our operations in Russia, we have recognized an impairment of our assets in Russia for €137 million in the six months ended December 31, 2022. The impairment charges are comprised of €43 million related to inventories, €47 million related to tax assets and €47 million related to other assets.
Acquisitions
In order to strengthen our used car business which is one of our long term strategic priorities, on January 31, 2022, Stellantis announced it had acquired control through the purchase of 60 percent of Stimcar Holding, a company dedicated to the refurbishment of used vehicles. The total consideration was €58 million, of which €43 million was paid in cash on closing, and €15 million recognized as contingent consideration. As a result of the purchase accounting, the Company has recognized goodwill of €53 million, which is reported in the Enlarged Europe reporting segment.
On July 18, 2022, as a strategic step towards Stellantis Dare Forward 2030 goal of growing its profitable mobility service, Stellantis announced the completion of its 100 percent acquisition of Share Now, a car sharing company operating in 16 major European cities. The total consideration was €81 million, of which €56 million was paid in cash on closing, and €25 million recognized as contingent consideration. As a result of the preliminary purchase accounting, the Company has recognized preliminary goodwill of €74 million, which is reported in Other activities. The amounts reported above are provisional and could be subject to further adjustment during the one-year measurement period, in accordance with IFRS 3.
On December 22, 2022, Stellantis acquired 100 percent of aiMotive, an artificial intelligence company specializing in autonomous driving. This acquisition enhances Stellantis’ artificial intelligence and autonomous driving core technology, expands its global talent pool, and boosts the mid-term development of the STLA AutoDrive platform which is part of the Dare Forward 2030 strategic plan. The total consideration was €240 million, paid in cash on closing. The preliminary purchase price allocation has not been completed due to the proximity of the acquisition date to the year end. The net assets acquired amounted to €11 million resulting in a preliminary goodwill of €229 million, which is reported in Other activities.
In December 2022, FCA US LLC paid a €141 million capital contribution to StarPlus Energy LLC for 49 percent of its equity. StarPlus Energy LLC is a joint venture with Samsung SDI for the production of batteries in the U.S. and is accounted for as an equity method investment.
Disposals
On April 8, 2022, Stellantis announced the sale of its 25 percent stake in GEFCO S.A. (“GEFCO”), which was previously reported as an equity method investment.
On December 20, 2022, Stellantis completed the sale of Vari-Form Manufacturing Inc. (“VF Canada”). Stellantis received consideration of €62 million for the sale of VF Canada and recognized a loss on sale of the entity of €19 million on disposal. Vari-Form originated the concept and application of tubular hydroforming to body, chassis and other automotive structural parts. The sale is subject to customary final confirmation of purchase price after adjustments by the buyer.
On December 15, 2022, Stellantis completed the sale of Dongfeng Peugeot Citroën Auto Finance Company Ltd (“DPCA Finco”), which was previously reported as an equity method investment in which it held a 25 percent direct interest as well as a 25 percent indirect interest through its 50 percent joint venture DPCA. Stellantis received consideration of €168 million for the sale of its 25 percent investment. DPCA Finco is a financial services company in China providing financing solutions for Peugeot and Citroën branded vehicles in China. The gain on sale of €40 million was reported in the Consolidated Income Statement in Gains/(losses) of disposal on investments. This is subject to customary final confirmation of purchase price after adjustments by the buyer.
Held for sale
On December 17, 2021, Stellantis announced the intention to reorganize its leasing activities in Europe with the intention to create a European multi-brand operational leasing company with Crédit Agricole Consumer Finance S.A. (“CACF”), (with each of Stellantis and CACF holding a 50 percent interest) that would result from the combination of the leasing activities of Leasys and the activities of Free2Move Lease (“F2ML”), a business unit created within the former Groupe PSA and which aims to develop the business to business (“B2B”) long-term leasing activity. In addition, the joint ventures with BNPP PF and SCF are planned to be reorganized so the joint ventures with BNPP PF will operate financing activities in Germany, Austria and in the UK and joint ventures with SCF will operate financing activities in France, Italy, Spain, Belgium, Poland, the Netherlands and through a commercial agreement with SCF in Portugal. The joint ventures’ financing activities will cover all Stellantis brands. The binding agreements governing this reorganization were signed on March 31, 2022 between Stellantis and each of BNP Paribas Personal Finance, Crédit Agricole Consumer Finance and Santander Consumer Finance.
As a result of the reorganization above of the leasing activities, Leasys was transferred from FCA Bank to LeaseCo, a joint venture held 50 percent by both Stellantis and CACF. Prior to the transaction Stellantis and CACF both held a 50 percent interest indirectly though FCA Bank, and following the transfer both Stellantis and CACF hold a 50 percent interest in Leasys indirectly through LeaseCo.
As a result of the reorganization discussed above, our 50 percent interest in FCA Bank is planned to be sold to CACF during the first half of 2023. As of December 31, 2022, the equity investment in FCA Bank met the criteria to be classified as held for sale under IFRS 5, Non-current Assets Held for Sale and Discontinued Operations. As the estimated consideration from the sale is expected to be less than book value, our investment in FCA Bank has been written down to approximately €1,700 million, with the estimated loss of €133 million recognized within Share of the profit/(loss) of equity method investees on the Income Statement. FCA Bank, a joint venture with CACF, operates in Europe, primarily in Italy, France, Germany, UK and Spain. FCA Bank provides retail and dealer financing services in the automotive sector, directly or through its subsidiaries as a partner of the FCA vehicle brands and for Maserati vehicles. The equity investment in FCA Bank was previously reported within Other activities.
The remaining transactions are targeted to be completed during the first half of 2023, and is subject to customary closing conditions, including the receipt of antitrust approvals.
During the year ended December 31, 2022, there were various minor businesses which met the criteria under IFRS 5 to be classified as held for sale with assets of €207 million and liabilities of €61 million.
Teksid Cast Iron Components Business
On October 1, 2021, Stellantis completed the sale of Teksid’s cast iron production legal entities in Brazil and Portugal, previously reported within the Other activities, with total assets and liabilities of €152 million and €144 million, respectively, which were previously reported as assets held for sale and liabilities held for sale. The loss on sale of €12 million was reported in the Consolidated Income Statement in Gains/(Losses) of disposal on investments.
On October 12, 2022, we entered into a binding agreement with Cummins Inc. for the sale of Teksid’s cast iron production legal entities in Mexico and the U.S., which were previously reported within Other activities. The related assets of €139 million and liabilities of €52 million are classified as held for sale as of December 31, 2022. Consideration, subject to customary purchase price adjustments, will be paid at closing expected in Q1 2023. The proposed transactions are subject to customary closing conditions, including the receipt of antitrust approvals.
GAC-Stellantis JV
In January 2022, Stellantis announced a plan to increase its shareholding with GAC-Stellantis JV from 50 percent to 75 percent. Due to lack of progress in the previously announced plan for Stellantis to take a majority share in GAC-Stellantis JV, Stellantis is cooperating with GAC Group in an orderly termination of the joint venture. Stellantis will focus on distributing imported vehicles for the Jeep brand in China through an asset-light approach. As a result, Stellantis fully impaired the equity method investment in GAC-Stellantis JV of €126 million in the six months ended June 30, 2022. In addition, impairments were recognized for the loans granted to GAC-Stellantis JV of €106 million, €48 million related to trade receivables, as well as, €16 million primarily related to capitalized development expenditures. These amounts are recognized in Results from equity method investments. The GAC-Stellantis JV filed for bankruptcy in November 2022.
First Investors Financial Services Group acquisition
On November 1, 2021, Stellantis closed on the acquisition of F1 Holdings Corp., parent company to First Investors Financial Services Group ("First Investors"), which has been renamed Stellantis Financial Services US Corp. The total consideration paid was €255 million ($289 million).
The following table shows the assets and liabilities acquired and are final:

(€ million)	At November 1, 2021
Goodwill and intangible assets with indefinite useful lives	€119
Other intangible assets	2
Property, plant and equipment	15
Other non-current assets	703
Other current assets and prepaid expenses	176
Cash and cash equivalents	108
Total assets	€1,123
Total equity	€256
Long-term debt	572
Short term debt and current portion of long-term debt	286
Trade payables and other payables	9
Total liabilities	€1,123
Refer to the Consolidated Statement of Cash flows for the year ended December 31, 2021, for the net cash outflows arising from the acquisition of First Investors of €147 million classified in investing activities, which consists of the cash consideration net of the cash and cash equivalents transferred in the acquisition.
Merger of Groupe PSA and FCA
Timeline of the merger and business combination date
On December 17, 2019, FCA and PSA entered into a combination agreement providing for the combination of FCA and PSA through a cross-border merger, with FCA as the surviving legal entity in the merger (“Stellantis”).
On September 14, 2020, FCA and PSA agreed to amend the combination agreement. According to the combination agreement amendment, the FCA Extraordinary Dividend, to be paid to former FCA shareholders was reduced to €2.9 billion, with PSA’s 46 percent stake in Faurecia planned to be distributed to all Stellantis shareholders promptly after closing following approval of the Stellantis board and shareholders.
On January 4, 2021, PSA and FCA held their respective extraordinary general shareholder meetings in order to, among other matters, approve the merger transaction. The respective shareholder meetings approved the merger. Following the respective shareholder approvals and receipt of the final regulatory clearances, FCA and PSA completed the legal merger. The conditions agreed to as part of the regulatory clearance will not have a material impact on the cash flows or financial positions for Stellantis.
On January 17, 2021, the board of directors was appointed, the Stellantis articles of association became effective and the combined company was renamed Stellantis. On this date, the Stellantis management and board of directors collectively obtained the power and the ability to control the assets, liabilities and operations of both FCA and PSA. As such, under IFRS 3, January 17, 2021 is the acquisition date for the business combination (see the following paragraph “Accounting for the merger and Identification of the accounting acquirer” for further details on the accounting for the transaction).
On January 29, 2021, the approximately €2.9 billion extraordinary dividend was paid to holders of FCA common shares of record as of the close of business on Friday, January 15, 2021.
On March 22, 2021, the distribution by Stellantis to the holders of its common shares was completed of 53,130,574 ordinary shares of Faurecia and €302 million which are the proceeds received by PSA in November 2020 from the sale of ordinary shares of Faurecia, both net of shares and cash retained to serve the General Motors (“GM”) Warrants.
Primary reasons for the business combination
The following are the primary reasons for the merger:
•A New Industry Leader with resilience. The merger created a global automaker and mobility provider, with a balanced and profitable global presence with a portfolio covering all key vehicle segments;
•Greater Geographic Balance. The merger added scale and substantial geographic balance through leveraging FCA’s strength in North America and Latin America with PSA’s position in Europe, as well as creating opportunities to reshape the strategy in other geographic regions, primarily China;
•Stronger Platform for Innovation. The combined group is expected to be able to leverage its capabilities in new energy vehicles, sustainable mobility, autonomous driving and connectivity; and
•Synergies. The merger synergies are planned to be achieved in the following four areas: technology, platforms and products, purchasing, selling, general and administrative expenses (SG&A) and all other functions, such as logistics, supply chain, quality and after-market operations.
Accounting for the merger and identification of the accounting acquirer
The merger has been accounted for by Stellantis using the acquisition method of accounting in accordance with IFRS 3, which requires the identification of the acquirer and the acquiree for accounting purposes. Based on the assessment of the indicators under IFRS 3 and consideration of all pertinent facts and circumstances, management determined that PSA was the acquirer for accounting purposes and as such, the merger has been accounted for as a reverse acquisition. In identifying PSA as the acquiring entity, notwithstanding that the merger was effected through an issuance of FCA shares, the most significant indicators were (i) the composition of the combined group’s board, which is composed of eleven directors, six of whom were to be nominated by PSA, PSA shareholders or PSA employees, or were current PSA executives, (ii) the combined group’s first CEO, who was vested with the full authority to individually represent the combined group, and was the president of the PSA Managing Board prior to the merger, and (iii) the payment of a premium by pre-merger shareholders of PSA.
Computation of the consideration transferred
PSA shareholders received 1.742 FCA common shares for each PSA ordinary share held immediately prior to the merger as consideration in connection with the merger, which represented 1,545,220,196 shares. However, as required by IFRS 3, the consideration transferred is calculated as if PSA, as the accounting acquirer, issued shares to the shareholders of the accounting acquiree, FCA. The value of the consideration transferred has been measured based on the closing price of PSA’s shares of €21.85 per share on January 15, 2021, which was the final share price of PSA prior to the acquisition date. The number of PSA shares that PSA is deemed to issue to FCA shareholders under reverse acquisition accounting provides the former FCA shareholders with the same ownership in the combined group as obtained in the merger. Based on the number of shares of FCA and PSA that are issued and outstanding as of January 16, 2021, the respective percentages of ownership of PSA and the former FCA shareholders are as follows:

	Number of shares issued and outstanding as of January 16, 2021		Exchange ratio	Adjusted number of shares on completion (i.e. Stellantis shares)		Exchange ratio	Deemed number of shares for consideration transferred calculation
	(a)		(b)	(c) = (a)*(b)		(d)	(e) = (c)/(d)
PSA	887,038,000	(1)	1.742	1,545,220,196	49.53%	1.742	887,038,000	49.53%
FCA	1,574,714,499	(2)	1	1,574,714,499	50.47%	1.742	903,969,288	50.47%
Total				3,119,934,695			1,791,007,288
________________________________________________________________________________________________________________________________________________
(1) Number of shares as of January 16, 2021, net of 7,790,213 treasury shares
(2) The number of shares as of January 16, 2021 includes 7,195,225 shares that vested during 2020 in connection with FCA’s Equity Incentive Plan
In addition to the above, in line with the guidance in IFRS 2 - Share-based payment and IFRS 3 - Business combinations, included within consideration transferred is a portion of the fair value of the share-based awards to former FCA employees. As a result of the merger, each outstanding FCA Performance Share Units (“PSU”) award and each outstanding FCA Restricted Stock Units (“RSU”) award has been replaced by Stellantis RSU awards, which will continue to be governed by the same terms and conditions, including service-based vesting terms. Both the FCA PSU Adjusted EBIT and PSU Total Shareholder Return (“TSR”) awards were deemed to be satisfied at target upon conversion to Stellantis RSU awards. The portion of the fair value of the share-based payment awards that is included in the consideration transferred has been determined by multiplying the fair value of the original FCA awards as of January 16, 2021 by the portion of the requisite service period that elapsed prior to the merger divided by the total service period.
The computation of the consideration transferred under reverse acquisition accounting is summarized as follows:

Number of shares of PSA deemed to be issued to FCA shareholders under reverse acquisition accounting	Number of shares	903,969,288
Market price of PSA shares as of January 15, 2021	€	€21.85
Fair value of common shares deemed to be issued to FCA shareholders as of January 15, 2021	€ million	19,752
Additional consideration for share-based compensation	€ million	85
Consideration transferred	€ million	€19,837
Calculation of Goodwill
Goodwill arising from the acquisition was determined as follows:

(€ million)	At the acquisition date (January 17, 2021)
Consideration transferred	19,837
Add: minority interests	59
Less: fair value of FCA’s Net assets acquired	8,390
Goodwill	11,506
Goodwill recognized on the acquisition relates to the expected growth, synergies, know-how and the value of FCA’s workforce, which cannot be separately recognized as an intangible asset. This goodwill has been allocated to the Company’s operating segments and is not expected to be deductible for tax purposes.
Purchase Accounting
The IFRS 3 acquisition method of accounting applies the fair value concepts defined in IFRS 13 - Fair Value Measurement (“IFRS 13”) and requires, among other things, the assets acquired and the liabilities assumed in a business combination to be recognized by the acquirer at their fair values as of the acquisition date, with certain exceptions. As a result, the acquisition method of accounting has been applied and the assets and liabilities of FCA have been recorded at their respective fair values, with limited exceptions as permitted by IFRS 3. The excess of the consideration transferred over the fair value of FCA’s assets acquired and liabilities assumed has been recorded as goodwill. PSA’s assets and liabilities together with PSA’s operations will continue to be recorded at their pre-merger historical carrying values for all periods presented in the consolidated financial statements of Stellantis. Following the completion of the merger, the earnings of the combined group reflect the impacts of purchase accounting adjustments, including changes in amortization and depreciation expense for acquired assets.
The identifiable assets acquired and identifiable liabilities assumed of FCA, as detailed below, have been measured at their acquisition date (January 17, 2021) fair value, with limited exceptions as permitted by IFRS 3. The fair values assigned to the assets acquired and liabilities assumed are final.

(€ million)	At the acquisition date (January 17, 2021)
Assets
Intangible assets with indefinite useful lives	€12,797
Other intangible assets	8,256
Property, plant and equipment	20,667
Equity method investments	2,637
Non-current financial assets	320
Other non-current assets	3,833
Total Non-current assets	48,510
Inventories	9,333
Assets sold with a buy-back commitment	812
Trade receivables	1,970
Other current assets and prepaid expenses	4,408
Current financial assets	502
Cash and cash equivalents	22,514
Total Current assets	39,539
Total Assets	€88,049

Liabilities
Long-term debt	€18,362
Other non-current financial liabilities	269
Other non-current liabilities	5,386
Non-current provisions	5,452
Employee benefits liabilities	8,181
Total Non-current liabilities	37,650
Short-term debt and current portion of long-term debt	4,052
Current provisions	7,540
Employee benefits liabilities	595
Trade payables	20,302
Other current financial liabilities	159
Other current liabilities	9,361
Total Current liabilities	42,009
Total Liabilities	79,659
Net assets acquired	€8,390
Intangible assets
The fair value of brands (Jeep, Ram, Dodge, Fiat, Maserati, Alfa Romeo and Mopar) was determined through an income approach based on the relief from royalty method, which requires an estimate of future expected cash flows. The useful life associated with the brands is determined to be indefinite.
For capitalized development expenditures, fair values have been assessed according to a multi-criteria approach based on relief from royalty method and an excess-earning method. The fair value for the Dealer network has been assessed using the replacement cost method.
Property, plant and equipment
The fair value of property, plant and equipment was determined primarily through the replacement cost method, which requires an estimation of the physical, functional and economic obsolescence of the related assets. A market approach, which requires the comparison of the subject assets to transactions involving comparable assets, was applied to determine the preliminary fair value of land. The fair value of certain assets was determined through an income approach.
Equity method investments
The fair value of equity method investments was determined based on quoted market prices, where available, or through a combination of the dividend discount model, the trading multiples method and the regression analysis method.
Deferred taxes
Deferred tax assets and liabilities were calculated on the fair values using the statutory tax rates applicable in the relevant jurisdictions where the related temporary differences are expected to reverse in future periods. Recognized deferred tax assets were limited to the amount of deferred tax liabilities and taxable profits expected in the foreseeable future. The tax impacts which are directly linked to the merger and migration of Stellantis N.V. tax residency from the UK to the Netherlands have been reflected in goodwill.
Inventories
The fair value of work-in-process and finished goods Inventories was determined as the estimated selling prices, less the sum of (i) the cost to complete work-in-process, (ii) the cost of disposal, (iii) a reasonable profit allowance for the selling effort, (iv) an implied brand royalty charge and (v) holding costs. The book value of certain precious metals has been adjusted to reflect their respective fair values using market prices as of the merger date. The book value of all other raw materials, which are measured at the lower of cost and net realizable value and which have a high turnover, are considered to approximate fair value.
Financial liabilities
Fair value of financial liabilities were based on quoted market prices for listed debt and based on discounted cash flow models for debt that is not listed.
The acquired lease liability was measured using the present value of the remaining lease payments at the acquisition date. The right-of-use assets were measured at an amount equal to the lease liabilities and adjusted to reflect the terms of certain leases relative to market terms.
Employee benefits
The present value of defined benefit obligations has been measured using actuarial techniques and actuarial assumptions by using the Projected Unit Credit Method. Plan assets have been measured at fair value.
Trade receivables and Receivables from financing activities
Included within the identifiable assets acquired were trade receivables with a fair value of €1,970 million and gross contractual amount of €2,181 million, of which €211 million was not expected to be collected. Included within the identifiable assets acquired were receivables from financing activities with a fair value of €1,888 million and gross contractual amount of €1,903 million, of which €15 million was not expected to be collected.
Contingent liabilities
As a result of the acquisition an incremental contingent liability of €163 million has been recognized for the potentially higher CAFE penalty base rate on vehicle shipments prior to the merger date. Refer to Note 26, Guarantees granted, commitments and contingent liabilities for additional information.
Although the specific timing of any outflow is uncertain, as a result of the acquisition, we have also recognized €141 million of contingent liabilities related to various matters, which are primarily related to indirect tax matters in Brazil.
Pro forma impact on revenues and net profit
From the acquisition date to December 31, 2021, the acquired business of FCA contributed revenues of approximately €100 billion and net profit of approximately €9 billion to the Company. If the acquisition had occurred on January 1, 2021, the Company’s consolidated revenues and consolidated net profit after tax for the year ended December 31, 2021 would have been €152 billion and €14 billion respectively.
Faurecia distribution and deconsolidation
Following agreement between FCA and PSA, PSA announced on October 29, 2020 the sale of approximately 9.7 million ordinary shares of Faurecia, representing approximately 7 percent of Faurecia’s outstanding share capital, with proceeds of approximately €308 million. This sale was recorded as a transaction with non-controlling interests. According to the combination agreement amendment, PSA’s 39.34 percent stake in Faurecia as well as the proceeds from the 7 percent sale were intended to be distributed to all Stellantis shareholders promptly after the closing of the merger. At December 31, 2020, Faurecia continued to be consolidated within continuing operations of PSA’s consolidated financial statements, as PSA concluded that Faurecia was not readily available for distribution until the merger was approved by PSA and FCA shareholders.
On January 12, 2021, PSA (i) converted the manner in which it held its remaining Faurecia ordinary shares resulting in the loss of the double voting rights attached to such Faurecia ordinary shares and (ii) caused its representatives on the board of directors of Faurecia to resign effective January 11, 2021. As a result of its loss of control over Faurecia on January 12, 2021, PSA discontinued the consolidation of Faurecia, recognizing a gain of €515 million after tax, with Faurecia being reported retrospectively as a discontinued operation in 2021 until Faurecia was distributed by Stellantis in March 2021. The remaining 39.34 percent investment in Faurecia has been accounted for as an investment in a non-consolidated entity measured at fair value under IFRS 9. During the year ended December 31, 2021, a gain of €475 million after tax was recognized up to the distribution.
On January 25, 2021, the extraordinary general meeting of shareholders (“EGM”) was convened, in order to approve the distribution by Stellantis to the holders of its common shares of up to 54,297,006 ordinary shares of Faurecia and up to €308 million which are the proceeds received by PSA in November 2020 from the sale of ordinary shares of Faurecia. The EGM was held on March 8, 2021 and the distribution occurred on March 22, 2021 resulting in 53,130,574 ordinary shares of Faurecia and €302 million in cash distributed.
The following table summarizes the operating results of Faurecia that were excluded from the Consolidated Income Statement for the year ended December 31, 2020:

(€ million)	Year ended December 31, 2020(1)
Net revenues	€13,078
Expenses	13,033
Net financial (income)/expenses	(223)
Profit/(loss) before taxes from discontinued operations	(178)
Tax (income)/expense	(124)
Share of the profit/(loss) of equity method investees	(13)
Profit/(loss) after taxes from discontinued operations	€(315)
________________________________________________________________________________________________________________________________________________
(1) Amounts presented are not representative of the income statement of Faurecia on a stand-alone basis; amounts are net of transactions between Faurecia and other companies of the Company
The operating results of Faurecia during the period from January 1, 2021 to its deconsolidation on January 11, 2021 were not material and the loss of control was treated as having taken place on January 1, 2021.
Consolidated Statement of Financial Position
The following summarizes the impact of reclassifications made to align previously reported assets and liabilities of PSA to the presentation adopted by Stellantis:

PSA Consolidated Statement of financial position	At December 31, 2020 (as previously reported)	Reclassifications	At January 1, 2021 (as adjusted)	Stellantis Consolidated Statement of financial position	Of which - Faurecia(1)
	€ million
Assets				Assets
Goodwill	€4,364	€(4,364)	€—
	—	6,327	6,327	Goodwill and intangible assets with indefinite useful lives	€2,368
Intangible assets	10,658	(1,964)	8,694	Other intangible assets	2,668
Property, plant and equipment	16,776	(793)	15,983	Property, plant and equipment	3,727
Equity method Investments - manufacturing and sales companies	520	(520)	—
Equity method investments - finance companies	2,632	(2,632)	—
	—	3,152	3,152	Equity method investments	177
Other non-current financial assets - manufacturing and sales companies	721	(721)	—
Other non-current financial assets - finance companies	—	—	—
	—	412	412	Non-current financial assets	(1,196)
Other non-current assets	1,485	610	2,095	Other non-current assets and prepaid expenses	604
Deferred tax assets	1,096	—	1,096	Deferred tax assets	475
		—	—	Tax receivables	—
Total non-current assets	€38,252	€(493)	€37,759	Total non-current assets	€8,823
Loans and receivables - finance companies	31	(31)	—
Short-term investments - finance companies	67	(67)	—
Inventories	5,366	—	5,366	Inventories	1,677
	—	793	793	Assets sold with a buy-back commitment	—
Trade receivables	3,147	1,776	4,923	Trade receivables	3,065
Current taxes	216	—	216	Tax receivables	54
		2,393	2,393	Other current assets and prepaid expenses	635
Other receivables	2,789	(2,789)	—
Derivative financial instruments on operating - assets	115	(115)	—
Operating assets	11,731	—	—
Current financial assets and Financial investments	627	308	935	Current financial assets	5
Cash and cash equivalents - manufacturing and sales companies	22,303	(22,303)	—
Cash and cash equivalents - finance companies	590	(590)	—
	—	22,893	22,893	Cash and cash equivalents	3,091
Assets held for sale	—	7	7	Assets held for sale	—
Total current assets	€35,251	€2,275	€37,526	Total current assets	€8,527
Assets held for sale	7	(7)	—
TOTAL ASSETS	€73,510	€1,775	€75,285	TOTAL ASSETS	€17,350
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(1) Amounts are net of intercompany eliminations

PSA Consolidated Statement of financial position	At December 31, 2020 (as previously reported)	Reclassifications	At January 1, 2021 (as adjusted)	Stellantis Consolidated Statement of financial position	Of which - Faurecia(1)
Equity and liabilities	€ million			Equity and liabilities
Equity				Equity
Share capital	€895	(895)
Treasury shares	(183)	183
Retained earnings and other accumulated equity, excluding non-controlling interests	20,582	(20,582)			96
		21,293	21,293	Equity attributable to owners of the parent	—
Non-controlling interests	2,580	—	2,580	Non-controlling interests	2,459
Total equity	€23,874	€(1)	€23,873	Total equity	€2,555
Non-current financial liabilities	11,083	(11,083)	—
	—	11,068	11,068	Long-term debt	5,008
	—	17	17	Other non-current financial liabilities	12
Other non-current liabilities	5,361	(680)	4,681	Other non-current liabilities	117
Non-current provisions	1,578	32	1,610	Non-current provisions	63
	—	1,463	1,463	Employee benefits liabilities	483
	—	312	312	Tax liabilities	—
Deferred tax liabilities	801	—	801	Deferred tax liabilities	81
Total non-current liabilities	€18,823	€1,129	€19,952	Total non-current liabilities	€5,764
Financing liabilities - finance companies	236	(236)	—
	—	2,635	2,635	Short-term debt and current portion of long-term debt	1,480
Current provisions	3,808	306	4,114	Current provisions	245
	—	50	50	Employee benefits liabilities	32
Trade payables	15,166	789	15,955	Trade payables	5,703
Current taxes	440	(312)	128	Tax liabilities	74
Other payables	8,712	(143)	8,569	Other liabilities	1,489
Derivative financial instruments on operating - liabilities	42	(42)	—
Operating liabilities	28,404	—	—
Current financial liabilities	2,409	(2,400)	9	Other current financial liabilities	8
	—	—	—	Liabilities held for sale	—
Total current liabilities	€30,813	€647	€31,460	Total current liabilities	€9,031
Liabilities held for sale	—	—	—		—
TOTAL EQUITY AND LIABILITIES	€73,510	€1,775	€75,285	TOTAL EQUITY AND LIABILITIES	€17,350
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(1) Amounts are net of intercompany eliminations
The reclassifications made to align previously reported assets and liabilities of PSA to the presentation adopted by Stellantis are mainly driven by the following criteria:
•Certain assets and liabilities expected to be recovered or settled after more than twelve months and previously classified as “current” by PSA were reclassified as “non-current” to conform to the operating cycle criteria adopted by Stellantis;
•PSA presented separately certain financial assets and liabilities for “manufacturing and sales companies” and for “finance companies” whereas Stellantis presentation is on a group basis only. As a result of the alignment, Equity method Investments, Other non-current financial assets and Cash and cash equivalents have been aggregated into a single line for each item;
•PSA combined in the same line the intangible assets with indefinite useful lives and those with definite useful lives, while Stellantis presents the intangible assets with indefinite useful lives in combination with the Goodwill. A reclassification has been made on historical PSA presentation accordingly; and
•In accordance with IFRS 3 - Business Combinations, as applied to a reverse acquisition, the share capital of Stellantis reflects the share capital of the legal acquirer, FCA N.V. with the difference between share capital of the legal acquirer and the accounting acquirer, PSA, being aggregated and shown as part of retained earnings and other reserves.
Consolidated Income Statement
The following summarizes the impact of reclassifications made to align the previously reported results of PSA to the presentation adopted by Stellantis and the presentation of Faurecia as a discontinued operation in line with IFRS 5, Non-current Assets Held for Sale and Discontinued Operations:

PSA Consolidated income statement	Note	Year ended December 31, 2020 (as previously reported)	Reclassifications	Less: Faurecia discontinued operations	Year ended December 31, 2020 (as adjusted)	Stellantis Consolidated income statement
Continuing operations
Revenue		€60,734	€—	€13,078	€47,656	Net revenues
Cost of goods and services sold	(i), (ii), (iii)	49,584	526	11,860	38,250	Cost of revenues
Selling, general and administrative expenses	(i), (iii)	5,019	(367)	729	3,923	Selling, general and other costs
Research and development expenses	(ii)	2,446	128	343	2,231	Research and development costs
	(iii)	—	352	178	174	Gains/(Losses) on disposal of investments
Restructuring costs		695	—	279	416	Restructuring costs
Impairment of CGUs	(ii)	367	(367)	—	—
Other operating (expense) income	(iii)	(432)	432	—	—
Operating income (loss)		3,055	—	45	3,010	Operating income
Financial income	(iv)	(180)	180	—	—
Financial expenses	(iv)	497	(497)	—	—
Net financial expense (income)	(iv)	—	317	223	94	Net financial expenses/(income)
Income (loss) before tax of fully consolidated companies		2,738	—	(178)	2,916	Profit before taxes
Current taxes	(v)	644	(644)	—	—
Deferred taxes	(v)	(16)	16	—	—
Income taxes	(v)	—	628	124	504	Tax expense
Share in net earnings of equity method investments		(87)	—	(13)	(74)	Share of the profit/(loss) of equity method investees
Consolidated profit (loss) from continuing operations		2,023	—	(315)	2,338	Net profit from continuing operations
Attributable to Owners of the parent		2,173		(180)	2,353	Owners of the parent
Attributable to Non-controlling interests		(150)		(135)	(15)	Non-controlling interests
Consolidated profit (loss) from discontinued operations			—	(315)	(315)	Loss from discontinued operations, net of tax
CONSOLIDATED PROFIT (LOSS) FOR THE PERIOD		€2,023	€—	€—	2,023	Net profit
						Net profit/(loss) attributable to:
Attributable to Owners of the parent		2,173	€—	€—	€2,173	Owners of the parent
Attributable to Non-controlling interests		(150)	€—	€—	€(150)	Non-controlling interests
						Net profit/(loss) from discontinued operations attributable to:
		€—	€—	€(180)	€(180)	Owners of the parent
		€—	€—	€(135)	€(135)	Non-controlling interests

Earnings per share:						Earnings per share:
Basic earnings per €1 par value share - attributable to Owners of the parent		€2.45			€1.41	Basic earnings per share
Diluted earnings per €1 par value share - attributable to Owners of the parent		€2.33			€1.34	Diluted earnings per share
Earnings per share for Net profit from continuing operations:						Earnings per share for Net profit from continuing operations:
Basic earnings per €1 par value share of continuing operations - attributable to Owners of the parent		€2.45			€1.52	Basic earnings per share
Diluted earnings per €1 par value share of continuing operations - attributable to Owners of the parent		€2.33			€1.45	Diluted earnings per share
The following reclassifications have been made to align PSA’s historical income statement for the year ended December 31, 2020 with Stellantis’ presentation following the merger.
•(i) Reclassification of warranty expense from Selling, general and administrative expenses to Cost of goods and services sold;
•(ii) Reclassification of impairment expense from Impairment of CGUs to Cost of revenues and Research and development expenses;
•(iii) Reclassification of Other operating income (expense) to Gain on disposal of investments, Cost of revenues and Selling general and other costs;
•(iv) Combination of Financial income and Financial expense into Net financial expenses; and
•(v) Combination of Current taxes, Deferred taxes and Income Taxes into Tax expense.
Changes in segment reporting
Prior to the merger, PSA’s four reportable segments were the Automotive division, consisting of the historical Peugeot Citroën DS business segment and of the Opel Vauxhall business segment, the Automotive Equipment segment, corresponding to the Faurecia Group, and the Finance segment, corresponding to the Banque PSA Finance group. Subsequent to the completion of the merger, the historical results of the Company have been re-presented to reflect the six reportable segments presented by Stellantis: five regional vehicle segments (North America, South America, Enlarged Europe, Middle East & Africa, and China and India & Asia Pacific) and Maserati, our global luxury brand segment.
Refer to Note 29, Segment reporting for additional detail.